UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 30, 2026

________________

INTEGRATED BIOPHARMA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue
Hillside, New Jersey 07205
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 30, 2026, Integrated BioPharma, Inc. (the "Company") and Manhattan Drug Company, Inc., a wholly owned subsidiary of the Company (collectively, the "Borrower"), entered into an Amendment to Loan Documents (the "First Amendment") with PNC Bank, National Association (the "Bank") amending certain loan documents related to the Loan Agreement entered into with the Bank dated as of April 15, 2025.  The First Amendment extends the expiration date of the existing committed revolving line of credit to April 14, 2027.  The revolving line of credit continues to provide for advances in an aggregate principal amount outstanding at any time not to exceed $4,000,000.00.  The Borrower also entered into a Convertible Line of Credit Note (Daily SOFR) payable to the order of the Bank in an amount in the aggregate at any time outstanding not to exceed $250,000.00 (the "Convertible ELOC").  Advances under the Convertible ELOC will be used for the purchase of equipment and/or vehicles.

Prior to the conversion date under the Convertible ELOC (the “Conversion Date”), amounts outstanding under the Convertible ELOC will bear interest at a rate per annum (the “Daily Rate”) equal to the sum of (i) daily one-month SOFR plus (ii) 250 basis points (2.50%), and from and after the Conversion Date, amounts outstanding under the Convertible ELOC will bear interest for the remaining term at either (i) a rate per annum equal to the Daily Rate or (ii) a fixed rate of interest per annum as offered to the Borrower by the Bank in its sole discretion and agreed upon in writing between the Borrower and the Bank.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The First Amendment described in Item 1.01 terminated the Convertible Equipment Line of Credit Note (Daily SOFR), dated as of April 15, 2025, by the Borrower and payable to the order of the Bank in the amount not to exceed $500,000.00, which has matured, is of no further force or effect and has been replaced by the Convertible ELOC.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

10.1	Amendment to Loan Documents dated as of April 15, 2025 by and between Integrated BioPharma, Inc. and Manhattan Drug Company, Inc. and PNC Bank, National Association
10.2	Convertible Line of Credit Note (Daily SOFR) dated June 30, 2026 by Integrated BioPharma, Inc. and Manhattan Drug Company, Inc. and payable to the order of PNC Bank, National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment to Loan Documents dated as of April 15, 2025 by and between Integrated BioPharma, Inc. and Manhattan Drug Company, Inc. and PNC Bank, National Association
10.2	Convertible Line of Credit Note (Daily SOFR) dated June 30, 2026 by Integrated BioPharma, Inc. and Manhattan Drug Company, Inc. and payable to PNC Bank, National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: July 2, 2026	By: /s/ Dina L Masi
Dina L Masi
Chief Financial Officer